EXHIBIT 10.18

TERM NOTE

November 6, 2012

Term Credit Amount:  $3,340,460.00

Maturity Date:     August 6, 2013 (the “Maturity Date”)

1.              Promise to Pay.  FOR VALUE RECEIVED, on the Maturity Date, IREIT DG SPE Member, L.L.C., a Delaware limited liability company (“the undersigned” or “Borrower”) promises to pay to the order of V-IN DOLLAR, LLC, an Illinois limited liability company, or its assigns (“Lender”), the sum of Three Million Three Hundred Forty Thousand Four Hundred Sixty and 00/100 Dollars ($3,340,460.00) at the office of the Lender, or at such location as any legal holder hereof shall designate, as follows:

(A)          commencing on December 10, 2012, and continuing on the 10th day of each month thereafter, the undersigned shall make consecutive monthly payments of interest only in arrears accrued to the date of such payment; and

(B)          on the Maturity Date, a payment shall be paid in the amount of the then remaining principal balance of this Note, plus interest accrued to the date of such payment.

2.              Interest Rate.  The unpaid principal amount from time to time outstanding on this Note shall bear interest at the rate of 10% per annum (the “Interest Rate”); provided, however, that upon the occurrence and continuance of an Event of Default, this Note shall bear interest at a rate 4% in excess of the aforesaid Interest Rate.  Interest shall accrue when payments received are not collected funds and until such funds are collected.

3.              Waivers. The undersigned and any endorsers and accommodation parties hereto hereby waive presentment, demand, notice of dishonor and protest.

4.              Prepayment.  The undersigned may from time to time, upon two (2) business days’ prior written notice received by Lender, prepay this Note in whole or in any part; provided, however, that any prepayment shall be applied to the unpaid delinquent installments thereof in the inverse order of maturity and then to principal.

5.              Security.  This Note is unsecured.

6.              Guaranty.  This Note is fully and unconditionally guarantied by Inland Real Estate Investment Corporation, a Delaware corporation (“Guarantor”) pursuant to that certain Guaranty of even date herewith given by Guarantor to Lender (as may be amended from time to time, the “Guaranty”).

7.              Events of Default. Each of the following acts, occurrences or omissions shall constitute an event of default under this Note (herein referred to as an “Event of Default”), whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body or tribunal:

(A)       Borrower shall default in the payment when due of any amount due and owing to the Lender under this Note or in the payment of any other amount owing by the undersigned to the Lender pursuant to any other agreement, note, instrument or guarantee; or

(B)       Borrower shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under this Note (not constituting an Event of Default under any other clause of this Section 7 of this Note) and such default shall continue unremedied for 10 days after written notice thereof shall have been given by the Lender to the undersigned; or

(C)       Any representation or warranty made by the undersigned contained in this Note or any agreement, document or instrument referenced in or contemplated by this Note (collectively, the “Documents”) shall at any time prove to have been incorrect in any material respect when made; or

(D)       Either: (i) Borrower or Guarantor shall become insolvent or generally fail to pay, or admit in writing his inability to pay in an insolvency proceeding, such Person’s debts as they become due, or a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed by or against Borrower or Guarantor or Borrower or Guarantor makes an assignment for the benefit of creditors; provided, however, that no Event of Default shall exist pursuant to this Subsection D, Clause (i) due to an involuntary bankruptcy case, proceeding or petition filed against Borrower or Guarantor unless such involuntary case, proceeding or petition shall not have been dismissed or withdrawn within 90 days after the date of such involuntary filing; or (ii) corporate or other action shall be taken by Borrower or Guarantor for the purpose of effectuating any of the foregoing; or

(E)        Borrower or Guarantor shall be dissolved, whether voluntarily or involuntarily and such Person has not taken all actions required to become reinstated; or

(F)         Subject to any applicable cure and/or notice periods, any material default shall occur under any material agreement, document or instrument binding upon Borrower, or any assets of the Borrower, including, but not limited to, any default in the payment when due of any principal of or interest on any indebtedness for money borrowed or guaranteed by the Borrower, or any default in the payment when due, or in the performance or observance of, any material obligation of, or condition agreed to by, the Borrower with respect to any purchase or lease of any real or personal property or services; or

(G)       Any default or event of default (however such terms are defined) shall occur under any mortgage loan documents, whether now existing or hereafter arising, between IREIT East Brenton DG, L.L.C., IREIT Robertsdale DG, L.L.C. IREIT Wetumpka DG, L.L.C., IREIT Madisonville DG, L.L.C., and/or IREIT Newport DG, L.L.C., each a Delaware limited liability company, as borrower, and its respective mortgage lender.

8.              Governing Law; Interpretation; Fees. This Note has been executed and delivered at Chicago, Illinois, and shall be governed by the laws of the State of Illinois.  This Note is not effective until it has been accepted by Lender in Chicago, Illinois.  Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision, or the remaining provisions of this Note, or any provision of any agreement between the undersigned and Lender.  The undersigned agrees to pay (A) all out-of-pocket fees and expenses of Lender

(including, but not limited to, fees and expenses of outside counsel to Lender and paralegals) in connection with the making and administration of the loan evidenced by this Note;  and (B) following the occurrence of an Event of Default, all reasonable fees and out-of-pocket expenses of Lender (including, but not limited to, outside counsel to Lender) in connection with the enforcement of this Note and the Documents.

9.              Notice.  All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing personally delivered or sent by overnight courier or by facsimile machine, and shall be deemed to be given for purposes of this Note on the day that such writing is personally delivered or sent by facsimile machine or one (1) business day after such notice is sent by overnight courier to the intended recipient thereof in accordance with the provisions of this Section.  Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses indicated for such party below:

If to the Borrower:	IREIT DG SPE Member, L.L.C.
2901 Butterfield Road
Oakbrook, Illinois 60523
Attn: JoAnn McGuinness
Phone: (630) 218-8000
Fax No.: (630) 218-4900

With a copy to:	The Inland Real Estate Group, Inc.
2901 Butterfield Road
Oakbrook, Illinois 60523
Attn: General Counsel
Phone: (630) 218-8000
Fax No.: (630) 218-4900

If to the Lender:	V-In Dollar, LLC
c/o Sherwin Real Estate, Inc.
1560 Sherman Avenue, Suite 203
Evanston, Illinois 60201
Attention: Lawrence J. Starkman
Phone: (847) 864-9200
Fax No. (847) 864-0757

With a copy to:	Scott H. Reynolds, Esq.
Levenfeld Pearlstein, LLC
2 North LaSalle Street
Suite 1300
Chicago, Illinois 60602
Phone: (312) 346-8380
Fax No. (312) 346-8434

10.       Jurisdiction and Venue; Waiver of Jury Trial. THE UNDERSIGNED ACKNOWLEDGES THAT THIS NOTE IS BEING ACCEPTED BY THE LENDER IN PARTIAL CONSIDERATION OF LENDER’S RIGHT TO ENFORCE IN THE JURISDICTION STATED BELOW THE TERMS AND PROVISION OF THIS NOTE AND THE DOCUMENTS. THE UNDERSIGNED CONSENTS TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY

FEDERAL OR STATE COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES AND WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND ANY OBJECTION THAT SAID COUNTY ARE NOT CONVENIENT.  THE UNDERSIGNED WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST LENDER IN ANY JURISDICTION EXCEPT THE AFORESAID COUNTY AND STATE.  LENDER (BY ITS ACCEPTANCE) AND THE UNDERSIGNED HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY WITH RESPECT TO ANY MATTER WHATSOEVER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LOAN, THE DOCUMENTS AND/OR THE TRANSACTION WHICH IS THE SUBJECT OF THIS NOTE.

{Signature Page Follows]

[Signature Page to Term Note]

IREIT DG SPE MEMBER, L.L.C., a
Delaware limited liability company

By:	INLAND REAL ESTATE INCOME TRUST, INC., its sole member

	By:	/s/ Catherine L. Lynch
	Name:	Catherine L. Lynch
	Title:	CFO